Employee Benefit Plans (Tables)	3 Months Ended
Mar. 31, 2016
Employee Benefit Plans (Tables) [Abstract]
Schedule of the components of net periodic benefit cost
	For the three months ended March 31,

	2016	2015
Components of net periodic benefit cost:
Service cost	$6.825	$6.372
Interest cost	7.329	6.943
Expected return on plan assets	(3.872)	(4.098)
Amortization of unrealized losses	7.907	9.229
Amortization of prior service cost	(30)	-
Net periodic benefit costs	$18.159	$18.446